UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2007

Fushi International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-19276	13-3140715
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1 Shuang Qiang Road, Jinzhou, Dalian, People’s Republic of China 116100
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (011) 86-411-8770-3333

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Securities Purchase Agreement:

On October 26, 2007, Fushi International, Inc. (the “Company”) filed a Current Report on Form 8-K (the “8-K”) describing a Securities Purchase Agreement entered into by the Company on October 26, 2007 with a number of institutional investors (the “Investors”) providing for the sale to the Investors of up to an aggregate of 2,786,000 shares of the Company’s Common Stock (the “Shares”) for an aggregate purchase price of up to $39,004,000 (or $14 per Share).

The financing closed on October 30, 2007; all of the 2,786,000 shares were sold.

For a description of the transaction reference is made to the 8-K filed on October 26, 2007.

Item 3.02     Unregistered Sales of Equity Securities

Reference is made to Item 1.01 in the 8-K filed on October 26, 2007 for information relating to the issuance of securities pursuant to the Securities Purchase Agreement. The securities were issued in connection with a private placement exempt from the registration requirements of Section 5 of the Securities Act pursuant to the terms of Section 4(2) of that Act.

Item 3.03     Material Modification to Rights of Security Holders

Reference is made to Item 1.01 in the 8-K filed on October 26, 2007.

Item 7.01     Regulation FD Disclosure

On October 29, 2008 the Company issued a press release announcing the closing of the acquisition of Copperweld Bimetallic, LLC a leading US manufacturer of bimetallic wire. In that press release the Company stated that it expects 2007 fully diluted earnings per share to be in the range of US $0.96 compared to its previously fully diluted earnings per share range of US $1.03 to US $1.13. Of the US $0.17 adjustment to earnings per share, US $0.10 is related to non recurring transaction expenses. Moving forward into 2008, the Company expects the acquisition to be accretive to earnings per share and anticipates diluted earnings per share of approximately US $1.50 to US $1.60 for fiscal year 2008. The text of the press release is furnished herewith as Exhibit 99.1.

On October 31, 2007, the Company issued a press release announcing the closing of the Securities Purchase Agreement, as described in Item 1.01 above. The text of the press release issued by the Company is furnished herewith as Exhibit 99.2.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

10.1.	Securities Purchase Agreement dated as of October 26, 2007 by and among the Company and the investors named therein.
10.2	Registration Rights Agreement dated as of October 26, 2007 by and among the Company and the investors named therein
10.3	Closing Escrow Agreement dated as of October 26, 2007 by and between the Company, Roth Capital Partners, LLC and Tri-State Title & Escrow, LLC, as escrow agent
10.4	Waiver and Consent of Citadel Equity Fund, Ltd., dated as of October 26, 2007.
99.1	Press Release dated October 29, 2007.
99.2	Press Release dated October 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2007

FUSHI INTERNATIONAL, INC.

	By:	/s/ Chris Wenbing Wang
Chris Wenbing Wang
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1.	Securities Purchase Agreement dated as of October 26, 2007 by and among the Company and the investors named therein.
10.2	Registration Rights Agreement dated as of October 26, 2007 by and among the Company and the investors named therein
10.3	Closing Escrow Agreement dated as of October 26, 2007 by and between the Company, Roth Capital Partners, LLC and Tri-State Title & Escrow, LLC, as escrow agent
10.4	Waiver and Consent of Citadel Equity Fund, Ltd., dated as of October 26, 2007.
99.1	Press Release dated October 29, 2007.
99.2	Press Release dated October 31, 2007.